EXHIBIT 10.2

WAIVER TO CREDIT AGREEMENT

THIS WAIVER TO CREDIT AGREEMENT dated as of January 5, 2024 (this “Waiver”) is by and among FOUR TWENTY CORPORATION, a Delaware corporation (the “Borrower”), the Guarantors identified on the signature pages hereto, the Lenders identified on the signature pages hereto and BANK OF AMERICA, N.A., in its capacity as Administrative Agent (in such capacity, the “Administrative Agent”), Swingline Lender and L/C Issuer.

W I T N E S S E T H

WHEREAS, a credit facility has been extended to the Borrower pursuant to the Credit Agreement  dated as of June 30, 2023 by and among the Borrower, the Guarantors identified therein, the Lenders identified therein and Bank of America, N.A., as Administrative Agent, Swingline Lender and L/C Issuer (as amended, modified, supplemented, restated and extended from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has informed the Administrative Agent that a potential Event of Default may exist under Section 8.01(b) of the Credit Agreement as a result of the Borrower’s potential failure to comply with Section 7.11(a) of the Credit Agreement with respect to the four Fiscal Quarter Period ended November 30, 2023 (the “Potential Event of Default”);

WHEREAS, the Loan Parties have requested that the Lenders waive the Potential Event of Default; and

WHEREAS, the Required Lenders are willing to waive the Potential Event of Default to the Credit Agreement, in accordance with and subject to the terms and conditions set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.	Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement as amended hereby.

2.

Waiver.  Notwithstanding the provisions of the Credit Agreement to the contrary, the Required Lenders hereby temporarily waive, on a one-time basis, the Potential Event of Default; provided, that, (a) the failure of the Borrower to enter into an amendment to the Credit Agreement with the Administrative Agent, the requisite Lenders, the Swingline Lender and the L/C Issuer on or prior to March 31, 2024 (the “Proposed Amendment”) to address the financial covenants and/or such other matters as may be agreed to between the parties hereto shall, to the extent that the Potential Event of Default is an actual Event of Default, result in an immediate Event of Default and (b) to the extent the Proposed Amendment is duly executed by the parties hereto on or before March 31, 2024, this Waiver shall become permanent.

This waiver shall be effective only to the extent specifically set forth herein and shall not (a) be construed as a waiver of any breach, Default or Event of Default other than as specifically waived herein nor as a waiver of any breach, Default or Event of Default of which the Lenders have not been informed by the Loan Parties, (b) affect the right of the Lenders to demand compliance by the Loan Parties with all terms and conditions of the Loan Documents, except as specifically modified or waived by this Waiver, (c) be deemed a waiver of any transaction or future action on the part of the Loan Parties requiring the Lenders’ or the Required Lenders’ consent or approval under the Loan Documents, or (d) except as waived hereby, be deemed or construed to be a waiver or release of, or a limitation upon, the Administrative Agent’s or the Lenders’ exercise of any rights or remedies under the Credit Agreement or any other Loan Document, whether arising as a consequence of any Default or Event of Default (other than the Potential Event of Default) which may now exist or otherwise, all such rights and remedies hereby being expressly reserved.

3.	Conditions Precedent. This Waiver shall be and become effective as of the date hereof when the following conditions precedent have been satisfied:
a.

The Administrative Agent shall have received counterparts of this Waiver, which collectively shall have been duly executed on behalf of each of the Borrower, the Guarantors, the Administrative Agent, each Lender, the Swingline Lender and the L/C Issuer;

b.	After giving effect to this Waiver, no Default or Event of Default shall exist;

c.	The Borrower shall have paid all fees and expenses required to be paid to the Administrative Agent and the Lenders on or before the date hereof; and

d.

All other documents and legal matters in connection with the transactions contemplated by this Waiver shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel.

4.

Expenses. The Loan Parties agree to reimburse the Administrative Agent for all reasonable out-of-pocket expenses incurred by the Administrative Agent and its Affiliates (including, but not limited to, (A) the reasonable fees, charges and disbursements of one (1) counsel (and one (1) special counsel or one (1) local counsel in any relevant jurisdiction and, in the case of an actual or potential conflict of interest, one (1) additional counsel of each group of similarly situated affected persons subject to such conflict) for the Administrative Agent and its Affiliates and (B) due diligence expenses) in connection with the preparation, execution and delivery of this Waiver.

5.

Waiver is a “Loan Document”. This Waiver is a Loan Document and all references to a “Loan Document” in the Credit Agreement and the other Loan Documents (including, without limitation, all such references in the representations and warranties in the Credit Agreement and the other Loan Documents) shall be deemed to include this Waiver.

6.	Authorization; Enforceability. Each Loan Party represents and warrants as follows:
a.	It has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Waiver.

b.

This Waiver has been duly executed and delivered by such Loan Party and constitutes its legal, valid and binding obligations, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity.

c.

No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, such Loan Party of this Waiver, other than authorizations, approvals, actions, notices and filings which have been duly obtained, taken or made.

d.

The execution, delivery and performance by such Loan Party of this Waiver does not and will not (i) contravene the terms of any of such Loan Party’s Organization Documents; (ii) conflict with or result in any breach or contravention of, or the creation of (or the requirement to create) any Lien under, or require any payment to be made under (1) any Contractual Obligation to which such Loan Party is a party or affecting such Loan Party or the properties of such Loan Party or any of its Subsidiaries or (2) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Loan Party or its property is subject; or (iii) violate any Applicable Law.

7.

Representations and Warranties; No Default. Each Loan Party represents and warrants to the Administrative Agent and each Lender that, after giving effect to this Waiver, (a) the representations and warranties of the Borrower and each Loan Party contained in Article II or Article V of the Credit Agreement or any other Loan Document or which are contained in any document furnished at any time under or in connection therewith, shall (i) with respect to representations and warranties that contain a materiality qualification, be true and correct and (ii) with respect to representations and warranties that do not contain a materiality qualification, be true and correct in all material respects, in each case, on and as of the date hereof, and except that for purposes of this Section 7(a), the representations and warranties contained in Sections 5.05(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b), respectively, of the Credit Agreement, and (b) no Default exists.

8.

Reaffirmation of Obligations. Each Loan Party (a) acknowledges and consents to all of the terms and conditions of this Waiver, (b) affirms all of its obligations under the Loan Documents, as modified hereby, and (c) agrees that this Waiver and all documents, agreements and instruments executed in connection with this Waiver do not operate to reduce or discharge such Loan Party’s obligations under the Loan Documents.

9.

Reaffirmation of Security Interests. Each Loan Party (a) ratifies and affirms that each of the Liens granted in or pursuant to the Loan Documents and confirms and agrees that such Liens are valid and subsisting and (b) agrees that this Waiver and all documents, agreements and instruments executed in connection with this Waiver do not in any manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Loan Documents. Without limiting the foregoing, each Loan Party confirms and agrees that each of the Liens granted in or pursuant to the Loan Documents by such Loan Party secure all of the Obligations as amended hereby and hereby re-grants a security interest and liens in all of its right, title and interest in the Collateral, as defined in, and on the terms set forth in, the Security Agreement, to secure all of the Obligations as amended hereby and, further, ratifies and reaffirms as of the date hereof that the security constituted by the Collateral Documents continue to secure the payment of liabilities and obligations of the Loan Parties under the Loan Documents.

10.	No Other Changes. Except as modified hereby, all of the terms and provisions of the Loan Documents shall remain in full force and effect.

11.

Counterparts; Electronic Record. This Waiver may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Waiver or any other document required to be delivered hereunder, by fax transmission or e-mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement. Without limiting the foregoing, upon the request of any party, such fax transmission or e-mail transmission shall be promptly followed by such manually executed counterpart.

12.

Governing Law. THIS WAIVER AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS WAIVER AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

13.

Consent to Jurisdiction; Service of Process; Waiver of Jury Trial. The jurisdiction, service of process and waiver of jury trial provisions set forth in Sections 11.14 and 11.15 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed as of the date first above written.

BORROWER:	FOUR TWENTY CORPORATION, a Delaware corporation By: Name: Carl Merton Title: Chief Financial Officer

GUARANTORS:

DOUBLE DIAMOND DISTILLERY LLC,

a Colorado limited liability company

By:

Name: Carl Merton

Title:   Chief Financial Officer

SWEETWATER COLORADO BREWING COMPANY, LLC,

a Delaware limited liability company

By:

Name: Carl Merton

Title:   Chief Financial Officer

MONTAUK BREWING COMPANY, INC.,

a New York corporation

By:

Name: Carl Merton

Title:   Chief Financial Officer

TILRAY HOLDCO M, LLC,

a Delaware limited liability company

By:

Name: Carl Merton

Title:   Chief Financial Officer

TILRAY BEVERAGES, LLC, a Delaware limited liability company
By:
	Name:	Carl Merton
	Title:	Chief Financial Officer

TILRAY ABC, LLC, a Delaware limited liability company
By:
	Name:	Carl Merton
	Title:	Chief Financial Officer

AMERICAN BEVERAGE CRAFTS, LLC, a Delaware limited liability company
By:
	Name:	Carl Merton
	Title:	Chief Financial Officer

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A., as Administrative Agent By: Name: Erik M. Truette Title: Vice President

LENDERS:	BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swingline Lender By: Name: Charles Hart Title: Senior Vice President

PINNACLE BANK, A TENNESSEE BANK, as a Lender By: Name: Chris Gruehn Title: Senior Vice President

CITY NATIONAL BANK, as a Lender By: Name: Title:

THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as a Lender By: Name: Title: